SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

First Federal Banc of the Southwest, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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☐ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[FIRST FEDERAL BANC OF THE SOUTHWEST LETTERHEAD]

January 27, 2006

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of First Federal Banc of the Southwest, Inc. (the “Company”). The Company is the holding company of First Federal Bank, and our common stock is traded on the Nasdaq Capital Market under the symbol “FFSW.” The Annual Meeting will be held at the main office of First Federal Bank, located at 300 North Pennsylvania Avenue, Roswell, New Mexico, at 10:00 a.m., local time, on February 22, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Also enclosed is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2006. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Aubrey L. Dunn, Jr

Aubrey L. Dunn, Jr.
President and Chief Executive Officer

First Federal Banc of the Southwest, Inc.
300 North Pennsylvania Avenue
Roswell, New Mexico 88201
(505) 622-6201

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On February 22, 2006

Notice is hereby given that the Annual Meeting of Stockholders of First Federal Banc of the Southwest, Inc. (the “Company”) will be held at the main office of First Federal Bank, located at 300 North Pennsylvania Avenue, Roswell, New Mexico, at 10:00 a.m., local time, on February 22, 2006.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of four directors to the Board of Directors;

2.	The ratification of the appointment of Eide Bailly LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 19, 2006, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 300 North Pennsylvania Avenue, Roswell, New Mexico, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ George A. Rosenbaum, Jr.

George A. Rosenbaum, Jr.
Secretary
January 27, 2006

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

First Federal Banc of the Southwest, Inc.
300 North Pennsylvania Avenue
Roswell, New Mexico 88201
(505) 622-6201

ANNUAL MEETING OF STOCKHOLDERS
February 22, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Federal Banc of the Southwest, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the main office of First Federal Bank (the “Bank”), located at 300 North Pennsylvania Avenue, Roswell, New Mexico, on February 22, 2006, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 27, 2006.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on January 19, 2006 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 3,979,453 shares of common stock issued and outstanding. The presence in person or by proxy of at least one-third of the total number of shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the four nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding

Kay R. McMillian	944,296	23.7%
300 North Pennsylvania Avenue
Roswell, New Mexico 88201

Edward K. David	310,352	7.8%
300 North Pennsylvania Avenue
Roswell, New Mexico 88201

Marc Reischman	219,984	5.5%
300 North Pennsylvania Avenue
Roswell, New Mexico 88201
________________________________________
(1)  For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such  security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors consists of twelve members. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected. Four Directors will be elected at the Annual Meeting. The Nominating Committee has nominated as directors Edward K. David, Aubrey L. Dunn, Jr., Kay R. McMillan and Michael P. Mataya, each to serve for a three-year period and until their respective successors have been elected.

The table below sets forth certain information as of January 14, 2006 regarding the composition of the Company’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name(1)	Age	Positions Held	Director Since(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date(3)	Percent of Class

Edward K. David	71	Chairman of the Board	1981	2006	310,352(4)	7.8%
Aubrey L. Dunn, Jr.	49	Director, President and Chief Executive Officer	1996	2006	111,720(5)	2.8
Kay R. McMillan (6)	70	Director	2003(7)	2006	944,296(8)	23.7
Michael P. Mataya	55	Director	2005	2006	20,435(9)	*
James E. Paul, Jr.	62	Director	2000	2007	16,600(10)	*
Larry L. Sheffield	47	Director	1995(11)	2007	67,336(12)	1.7
Russell P. Weems	58	Director	1991	2007	27,960(12)	*
Richard C. Kauzlaric	68	Director	2005	2007	113,881(13)	2.9
Marc Reischman	54	Vice Chairman of the Board	1998	2008	219,984(14)	5.5
Michael A. McMillan(6)	39	Director	2002(15)	2008	42,968(16)	1.1
Arturo Jurado	63	Director	1994	2008	79,660(17)	2.0
Catherine Gutierrez	47	Director	2005	2008	3,122(18)	*
George A. Rosenbaum, Jr.	49	Executive Vice President, Chief Financial Officer and Secretary	N/A	N/A	14,800(19)	*
All directors and executive officers as a group (13 persons)					1,973,114(20)	48.3%

(1)	The mailing address for each person listed is 300 North Pennsylvania Avenue, Roswell, New Mexico 88201.
(2)	Except as otherwise noted, includes service with the Board of Directors of the Bank.
(3)	See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners.”
(4)	Includes 74,240 shares of common stock owned indirectly through a corporation and 11,000 options that can be exercised within 60 days of January 19, 2006.
(5)	Includes 9,400 shares of common stock owned through an individual retirement account.
(6)	Kay R. McMillan and Michael A. McMillan are related to one another as mother and son, respectively.
(7)	Includes Ms. McMillan’s service as an Advisory Director of the Company.
(8)	Includes 48,072 shares of common stock owned by a pension plan, of which Mrs. McMillan is a trustee, and 6,200 options that can be exercised within 60 days of January 19, 2006.
(9)	Includes 757 shares held by an individual retirement account, 14,974 shares held in trust and 3,000 options that can be exercised within 60 days of January 19, 2006.
(10)	Includes 13,800 options that can be exercised within 60 days of January 19, 2006.
(11)	Includes Mr. Sheffield’s service as a Director and Advisory Director of the Company and the Bank.
(12)	Includes 11,000 options that can be exercised within 60 days of January 19, 2006.
(13)	Includes 110,881 shares of common stock held in trust and 3,000 options that can be exercised within 60 days of January 19, 2006.
(14)	Includes 164,296 shares of common stock held by a corporation and 11,000 options that can be exercised within 60 days of January 19, 2006.
(15)	Includes Mr. McMillan’s service as an Advisory Director of the Company.
(16)	Includes 9,000 options that can be exercised within 60 days of January 19, 2006.
(17)	Includes 32,000 shares owned by a corporation and 6,200 options that can be exercised within 60 days of January 19, 2006.
(18)	Includes 3,000 options that can be exercised within 60 days of January 19, 2006.
(19)	Includes 14,800 options that can be exercised within 60 days of January 19, 2006.
(20)	Includes 103,000 options that can be exercised within 60 days of January 19, 2006.

The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

Edward K. David has served as a Director of the Bank since 1981 and as a Director of the Company since its formation in 1998. He became Chairman of the Board of Directors in 2003. Mr. David is the President of David Petroleum Corporation, an oil and gas exploration company.

Marc Reischman has served as a Director of the Bank since 1998 and as a Director of the Company since its formation in 1998. He became Vice Chairman of the Board of Directors in 2003. Mr. Reischman is Chief Executive Officer of Holsum Inc., a New Mexico company.

Aubrey L. Dunn, Jr. has served as President, Chief Executive Officer and a Director of the Bank since 1996 and as the President, Chief Executive Officer and a Director of the Company since its formation in 1998.

Kay R. McMillan first served as an Advisory Director of the Company and the Bank in 2003. In 2004, she became a full Director of the Company and the Bank. Ms. McMillan is the largest stockholder in the Company and is the Chairman of the Board of Permian Exploration Corporation, an oil and gas company. For over 30 years, Ms. McMillan has been a private investor in numerous businesses. Ms. McMillan is the mother of Michael A. McMillan.

Michael A. McMillan first served as an Advisory Director of the Company and the Bank in 2002. In 2003, he became a full Director of the Company and the Bank. From 1992 through 2005, Mr. McMillan was employed by Permian Exploration Corporation, an oil and gas company. Since 2005, Mr. McMillan has served as the managing partner for Mike McMillan LLC. Mr. McMillan is the son of Kay R. McMillan.

Arturo Jurado has served as a Director of the Bank since 1994 and as a Director of the Company since its formation in 1998. Mr. Jurado is the President of Jurado Farms.

Russell P. Weems has served as a Director of the Bank since 1991 and as a Director of the Company since its formation in 1998. He is a self-employed architect.

Larry L. Sheffield served as a Director of the Bank from 1995 to 2002, and as a Director of the Company since its formation in 1998 to 2002. From 2002 to 2004, he served as an Advisory Director of the Company and the Bank. In 2004, he became a full Director of the Company and the Bank. Mr. Sheffield is the President of LLS Development Corp, a real estate investment company.

James E. Paul, Jr. has served as a Director of the Company and the Bank since 2000. Since 1991, he has been the President of the Jim Paul Company and JP&A Concerts.

Catherine Gutierrez has been associated with the certified public accounting firm now named Tooley & Gutierrez CPA’s since 1996. Ms. Gutierrez is a certified public accountant and currently is a principal of Tooley & Gutierrez CPA’s as well as a fifty percent stockholder. Ms. Gutierrez joined the Board of Directors in July 2005 and serves as the Chairperson of the Company’s Audit Committee.

Michael P. Mataya is the President and Chief Executive Officer of Indian Capital Distributing Co., a wholesale gasoline marketer. Mr. Mataya is Director of the New Mexico Petroleum Marketers Association, Director of the New Mexico Baptist Children’s Home and is a former member of the Board of Directors for Los Angeles Crippled Children’s Hospital. Mr. Mataya became a director of the Company upon the completion of the merger GFSB Bancorp, Inc. with and into the Company on May 31, 2005.

Richard C. Kauzlaric is President of Four Corners Title Company, President of Western New Mexico Gallup Foundation, past Regent of Western New Mexico University and past President of New Mexico Amigos. Mr. Kauzlaric has been instrumental in the redevelopment of downtown Gallup. Mr. Kauzlaric was the President of GFSB Bancorp, Inc. and became a director of the Company upon the completion of the merger GFSB Bancorp, Inc. with and into the Company on May 31, 2005.

Executive Officer of the Company who is not a Director

George A. Rosenbaum, Jr. has been employed by the Company and the Bank since 2003. From 2002 to 2003, he served as the Chief Financial Officer of Illini Bancorp, Inc., a publicly traded bank holding company. From 2000 to 2002, Mr. Rosenbaum was a Senior Manager with McGladrey & Pullen LLP. Mr. Rosenbaum is a certified public accountant with over 25 years of experience in the financial services industry.

Ownership Reports by Officers and Directors

The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a these reports on a timely basis. Based on our review of ownership reports, Directors Gutierrez, Mataya and Kauzlaric each failed to file their initial Form 3 on a timely basis, and President and Chief Executive Officer Dunn filed a late Form 4 to report the exercise of stock options. Based on the Company’s review of such ownership reports, the Company believes that no other officer or director of the Company failed to timely file such ownership reports for the fiscal year ended September 30, 2005.

Board Independence

The Board of Directors has determined that, except for Mr. Dunn, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards. Mr. Dunn is not considered independent because he is an executive officer of the Company.

Meetings and Committees of the Board of Directors

The business of the Company is conducted at regular and special meetings of the Board of Directors and its standing committees. The standing committees consist of the Executive, Nominating, Stock Option and Audit Committees. During the fiscal year ended September 30, 2005, the Board of Directors met at 12 regular meetings and three special meetings. With the exception of Director Sheffield, no member of the Board of Directors or any committee thereof attended less than 75% of said meetings.

Executive Committee. The Executive Committee consists of Director David, who serves as Chairman, President and Chief Executive Officer Dunn, Vice Chairman Reischman, and Director Jurado. The Executive Committee meets as necessary when the Board of Directors is not in session to exercise general control and supervision in all matters pertaining to the interest of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met two times during the fiscal year ended September 30, 2005.

Nominating Committee. The Nominating Committee consists of Vice Chairman Reischman, who serves as Chairman, Director David, Director Jurado, Director Kay McMillan and Director Kauzlaric. The Nominating Committee meets to nominate persons for election to the Board of Directors of the Company, unless the entire Board of Directors decides to act as the Nominating Committee. The Nominating Committee met one time during the fiscal year ended September 30, 2005.

The functions of the Nominating Committee include the following:

•	Considering and recommending to the Board standards for the selection of individuals to be considered for election or reelection to the Board;

•	Identifying individuals qualified to become members of the Board;

•	Considering recommendations by stockholders for director nominations;

•	Conducting reviews as appropriate into the background and qualifications of director candidates;

•	Reviewing the structure of the Board and its committees and making recommendations with respect thereto (including size and composition);

•	Considering and making recommendations regarding Board and committee performance; and

•	Considering and making recommendations regarding Board continuing education guidelines.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	have the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	have experience and achievements that have given them the ability to exercise and develop good business judgment;

•	are willing to devote the necessary time to the work of the Board and its committees and are available for Board and committee meetings;

•	are familiar with the communities in which the Company operates and is actively engaged in community activities;

•	are involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

•	have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

The Board of Directors has adopted a written charter for the Nominating Committee, which is attached as Appendix A to this proxy statement.

Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 300 North Pennsylvania Avenue, Roswell, New Mexico 88201. The Corporate Secretary must receive a submission at least 120 days prior to the date of the proxy statement relating to the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely, the recommendation for director must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The submission must include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•
The name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the U.S. Securities and Exchange Commission;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Chairman of the Nominating Committee, 300 North Pennsylvania Avenue, Roswell, New Mexico 88201. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Stock Option Committee. The Stock Option Committee consists of Director David, who serves as Chairman, Director Jurado, Director Michael A. McMillan Director Sheffield, Director Paul and Director Mataya. The Stock Option Committee meets as necessary to determine grants of stock options under the 1995 Stock Option Plan and the 2002 Stock Option and Incentive Plan. The Stock Option Committee met one time during the fiscal year ended September 30, 2005.

Audit Committee. The Audit Committee consists of Director Gutierrez, who serves as Chairman, Director Weems, Director Jurado and Director Reischman. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Director Gutierrez qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating a firm of independent certified public accountants to audit the Company’s annual financial statements;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•
considering whether the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining its independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the audit committee charter.

The Audit Committee met three times during the fiscal year ended September 30, 2005. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix B to this proxy statement.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2005;

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence. In addition, the Audit Committee approved the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006, subject to the ratification of the appointment by the stockholders.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 for filing with the SEC.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Catherine Gutierrez
Russell Weems
Arturo Jurado
Marc Reischman

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders. All of our then-current directors attended the prior fiscal year’s annual meeting of stockholders.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics has been filed as an Exhibit to the Company’s Annual Report on Form 10-KSB for the Year Ended September 30, 2005.

Directors’ Compensation

Directors of the Company do not receive a fee for serving on the Board of Directors of the Company. The Chairman of the Board and Chairman of the Audit Committee receive a fee of $1,700 per regular Bank board meeting. All other Directors of the Bank receive a fee of $1,200 per Bank board meeting. The Chairman of the Nominating Committee receives $500 per Nominating Committee meeting attended, and all other committee members receive a fee of $250 per committee meeting attended. Additionally, the Bank pays any gross receipts tax due on directors’ fees.

Executive Compensation

Summary Compensation Table. The following table sets forth for the three years ended September 30, 2005, certain information as to the total remuneration paid by the Company to its Chief Executive Officer and the Bank’s other executive officer who received total annual compensation in excess of $100,000 (together, “Named Executive Officers”).

				Long-Term Compensation
	Annual Compensation			Awards		Payouts
				Other Annual	Restricted	Options/
Name and Principal	Fiscal			Copmpensation	Stock	SARS	LTIP	All Other
Position	Year	Salary	Bonus	(1)	Awards	(#)	Payouts	Compensation(2)
Aubrey L. Dunn, Jr.,	2005	$227,308	$60,000	$—	$—	—	$—	$9,000
President, Chief Executive	2004	217,308	—	—	—	—	—	9,000
Officer and Director	2003	207,308	12,226	—	—	—	—	9,000

George A. Rosenbaum, Jr.,	2005	$130,085	$50,000	$—	$—	—	$—	$8,180
Executive Vice President and	2004	116,711	—	—	—	8,800	—	5,630
Chief Financial Officer	2003	9,731	—	—	—	—	—	846

(1) The Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such personal benefits is not included in this table.
(2) Includes employer contributions to a 401(k) plan.

Benefit Plans

Stock Option Plans. The Company’s stock benefit plans are the 1995 Stock Option Plan and the First Federal Banc of the Southwest, Inc. 2002 Stock Option and Incentive Plan. No options were granted under either of these plans to the Named Executive Officers during the fiscal year ended September 30, 2005.

Set forth below is certain information concerning options outstanding to the Named Executive Officers at September 30, 2005, and the options exercised by the Named Executive Officers during 2005.

AGGREGATE OPTION EXERCISES IN 2005 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE
			Number of Unexercised Options at Year-End	Value of Unexercised In- The-Money Options at Year-End(1)
Name	Shares Acquired Upon Exercise	Value Realized ($)	Exercisable/Unexercisable (#)	Exercisable/Unexercisable ($)
Aubrey L. Dunn, Jr.	19,960	209,580	— / 80,000	— / 460,000
George A. Rosenbaum, Jr.	—	—	8,800 / —	45,400 / —
__________________
(1)
Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on September 30, 2005, at which date the last trade price of the common stock as quoted on the Nasdaq Capital Market was $15.50.

401(k) Plan. The Bank provides its employees a tax-exempt benefit plan qualifying under Section 401(k) of the Internal Revenue Code. Generally, employees who have attained age 21 and who have completed three months of employment are eligible to participate in the 401(k) plan as of the first day of the month following their eligibility. Eligible employees are permitted to contribute to the 401(k) plan on a pre-tax basis up to the maximum limits permitted by law. The plan has a mandatory match of 4% (assuming certain levels of contributions by the participant) and also allows the employer to make a discretionary match above the mandatory levels.

Participation contributions to the 401(k) plan are vested at a rate of 20% per year beginning with the participant’s second year of employment with the Bank. Withdrawals are not permitted before age 59½. Except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitations, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, the participant’s account will be distributed, unless he or she elects to defer the payment.

The 401(k) plan may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) plan trust fund or divert any of the assets of the 401(k) plan trust fund to purposes other than the benefit of participants or their beneficiaries.

For the fiscal year ended September 30, 2005, the Bank made approximately $157,000 in contributions to the 401(k) plan.

Transactions with Certain Related Persons

No directors, executive officers or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than through a loan) during the fiscal year ended September 30, 2005. In addition, during the fiscal year ended September 30, 2005, no directors, executive officers or immediate family members of such individuals were involved in loans from the Company or the Bank involving more than $60,000 which had not been made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Eide Bailly LLP to be the Company’s independent registered public accounting firm for the 2006 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Eide Bailly LLP for the Company’s fiscal year ending September 30, 2006. A representative of Eide Bailly LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Eide Bailly LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Eide Bailly LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

The Company’s independent registered public accounting firm for the year ended September 30, 2004 was Neff + Ricci LLP. On June 15, 2005, the audit committee of the Company met and decided to dismiss Neff + Ricci LLP as the Company’s independent registered public accounting firm. The Company’s financial statements in recent years, including the years ended September 30, 2004 and 2003, were audited by Neff + Ricci LLP. On June 15, 2005, the audit committee also approved the engagement of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005.

The reports of Neff + Ricci LLP on the financial statements of the Company for the fiscal years ended September 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended September 30, 2004 and 2003 and through June 15, 2005, there were no disagreements with Neff + Ricci LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Neff + Ricci LLP would have caused Neff + Ricci LLP to make reference thereto in its report on the Company’s financial statements. During the fiscal years ended September 30, 2003 and 2004 and through June 15, 2005, there were no reportable events (as set forth in Regulation S-K Item 304(a)(1)(v)) with Neff + Ricci LLP.

During the fiscal years ended September 30, 2003 and 2004 and through June 15, 2005, neither the Company nor anyone on its behalf consulted with Eide Bailly LLP regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with Neff + Ricci LLP (as set forth in Regulation S-K Item 304(a)(1)(iv) or (v)).

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Eide Bailly LLP and Neff + Ricci LLP, during the fiscal years ended September 30, 2005 and September 30, 2004, respectfully.

Audit Fees. During the past two fiscal years the fees billed for professional services rendered for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-QSB were $99,000 for 2005 and $39,000 for 2004.

Audit-Related Fees. The aggregate fees billed to us for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “—Audit Fees,” above, were $41,000 and $0 during the fiscal years ended September 30, 2005 and 2004, respectively. The 2005 fees related to the filing of a registration statement, and amendments thereto, with the Securities and Exchange Commission.

Tax Fees. During the past two fiscal years the fees billed for professional services for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $11,000 for 2005 and $6,000 for 2004.

All Other Fees. There were no aggregate fees billed to the Company that are not described above during the past two fiscal years.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in fiscal 2005 did not affect the independent registered public accounting firm’s independence in performing its function as auditor of the Company. The Audit Committee pre-approved 100% of the audit-related fees and tax fees described above during the fiscal years ended September 30, 2005 and 2004.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of Eide Bailly LLP as the independent registered public accounting firm for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification. The Audit Committee recommends a vote “FOR” the ratification of Eide Bailly LLP, as independent registered public accounting firm for the 2006 fiscal year.

 STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 300 North Pennsylvania Avenue, Roswell, New Mexico 88201, no later than September 29, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

 OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual

Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than 60 days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. No business shall be brought before or conducted at an annual meeting except in accordance with the provisions stated above.

The date on which the next Annual Meeting of Stockholders is expected to be held is February 28, 2007. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than December 30, 2006.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2006 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to George A. Rosenbaum, Jr. at the address set forth immediately below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF JANUARY 19, 2006 UPON WRITTEN OR TELEPHONIC REQUEST TO GEORGE A. ROSENBAUM, JR., FIRST FEDERAL BANC OF THE SOUTHWEST, INC., 300 NORTH PENNSYLVANIA AVENUE, ROSWELL, NEW MEXICO 88201, OR CALL AT (505) 622-6201.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ George A. Rosenbaum, Jr.

George A. Rosenbaum, Jr.
 Executive Vice President, Chief Financial Officer and Secretary
Roswell, New Mexico
January 27, 2006

APPENDIX A

FIRST FEDERAL BANC OF THE SOUTHWEST, INC.

NOMINATING COMMITTEE CHARTER

The Board of Directors (the “Board”) has created a Charter for the Nominating Committee (the “Committee”) as follows:

I.    Purpose

The purpose of the Committee of the Board of Directors of First Federal Banc of the Southwest, Inc. shall be to assist the Board in (i) identifying qualified individuals to become Board members, (ii) in determining the size and composition of the Board and its committees, (iii) developing a process to assess Board effectiveness and (iv) making recommendations regarding developing corporate governance guidelines.

II.    Structure

The Committee shall consist of a minimum of two members, as determined by the Board. Members of the Committee shall be appointed and may be removed by the Board. All members of the Committee shall be members of the Board and satisfy the applicable Nasdaq listing standards for independence. The Committee shall meet at least once annually or more frequently as circumstances require.

III.   Responsibilities

The functions of the Committee include the following:

1.
Consider and recommend to the Board standards (such as independence, experience, leadership, diversity and stock ownership) for the selection of individuals to be considered for election or reelection to the Board;

2.	Identify individuals qualified to become members of the Board;

3.	Consider recommendations by stockholders for director nominations;

4.	Conduct reviews as appropriate into the background and qualifications of director candidates;

5.	Recommend candidates to the Board for nomination as directors;

6.	Review the structure of the Board and its committees and make recommendations with respect thereto (including size and composition);

7.	Consider and make recommendations regarding Board and committee performance; and

A-1

8.	Consider and make recommendations regarding Board continuing education guidelines.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

IV.   Funding

The Committee shall have the authority to retain director search firms, outside counsel and any other advisors as the Committee deems appropriate in its discretion. The Committee shall have sole authority to approve related fees and retention terms.

V.    Recommendations

The Committee shall report its actions and recommendations to the Board. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

A-2

APPENDIX B

FIRST FEDERAL BANC OF THE SOUTHWEST, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

PREAMBLE

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors (the “Board”) of First Federal Banc of the Southwest, Inc. (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

OBJECTIVES OF COMMITTEE

•
To provide assistance to the Board in fulfilling its fiduciary responsibilities to oversee management's activities relating to accounting, record keeping, financial reporting, internal controls, disclosure controls and internal control over financial reporting.

•	Provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management.

•	To review the independence of the Company's independent public accounting firm and the objectivity of internal auditor.

•	To review the adequacy and reliability of disclosures to stockholders.

•	To perform the audit committee functions specified by the U.S. Securities and Exchange Commission (“SEC”) and the NASDAQ.

•
To establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting, internal controls, disclosure controls, and internal control over financial reporting.

•
The committee's duties do not include planning or conducting external or internal audits or determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles (“GAAP”). Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

ROLES AND RESPONSIBILITIES

The responsibilities of the committee include the following:

Independent Auditors:

•	Appoint an independent public accounting firm for the purpose of auditing the Company's financial statements and, if and when required, attesting to its internal controls.

•	Assess the qualifications of the Company's public auditing firm and its lead engagement partner. Oversee and evaluate the performance of such person and firm; if necessary, remove them.

•
Obtain annually from the Company's independent public auditing firm a formal written statement describing all relationships between the firm and the Company, consistent with Independence Standards Board Standard Number 1. Discuss with the Company's independent public auditing firm any relationships that may impact the objectivity and independence of such firm and take, or recommend that the Board take, appropriate actions with respect to the independence of such firm from the Company.

•
Resolve any disagreements between management and the Company's independent public auditing firm regarding accounting, financial reporting, disclosure controls, internal control over financial reporting and similar matters.

•
Approve, in advance, all audit and non-audit services to be performed for the Company by its independent public auditing firm, subject to applicable law and regulation. Negotiate and approve all fees and engagement terms of the Company's independent public auditing firm for audit and non-audit services.

•	Obtain assurance from the Company's independent public auditing firm that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

•	Review with the Company's independent public auditing firm the plan, procedures and scope of its annual audit of the Company's financial statements.

Financial Reporting Review:

•
Review at least annually critical accounting policies, alternate treatments within GAAP and significant assumptions and estimates with respect to the Company's financial statements with its management and independent public auditing firm. In connection with such review, review the financial accounting and reporting treatments preferred by the Company's independent auditing firm.

•	Review and discuss the Company’s audited financial statements with management and the Company’s independent public auditing firm including all of the matters indicated in

Statement of Auditing Standards Number 61. Based on such review, recommend to the Board whether such audited financial statements should be included in the Company’s Annual Report on Form 10-KSB and Annual Report to Stockholders for the relevant fiscal year.

•	Review material written communications between the Company's independent public auditing firm and management including the management letter and schedule of unadjusted differences.

•	Review and discuss with management and the Company’s independent public auditing firm on at least an annual basis the Company’s disclosure of off-balance sheet data and non-financial data.

•
Review and discuss with management and the Company’s independent public auditing firm the appropriateness (and the reconciliation to GAAP) of any pro forma data to be included in the Company’s public financial reports.

•	Review and discuss with management and the Company’s independent public auditing firm prior to release any proposed earnings announcement or financial press release.

•
Review and discuss with management and the Company’s independent public auditing firm prior to filing the Company’s Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and any other SEC disclosure filings.

•	Monitor the efforts of management and the Company's independent public auditors to cure any deficiencies noted in its financial statements or accounting process.

Internal Controls, Disclosure Controls and Internal Control over Financial Reporting:

•	Oversee the selection, compensation and performance of the Company's internal auditor. Assess the qualifications and independence of the Company's internal auditor.

•	Discuss with the Company's management, independent public auditing firm and internal auditor the organization, scope, objectivity, budget and staffing of the Company's internal audit.

•	Determine that no restrictions are placed upon the scope of the internal audit. Assess reports regarding computer systems, facilities and backup systems.

•	Review regulatory examination reports and internal audit reports and monitor management's compliance efforts.

•
Review with the Company's independent public auditing firm, internal auditor and management, the adequacy and effectiveness of the Company’s internal controls (including internal control over financial reporting) and disclosure controls.

•
Review reports of management and the Company's independent public auditing firm on internal and quality controls including, if and when required by applicable law or regulations, management’s report and the independent public auditing firm’s attestation on internal control over financial reporting.

•
Discuss with management on a quarterly basis its review and conclusions regarding the Company's disclosure controls and whether there have been any changes in the Company's internal control over financial reporting.

Other:

•	Discuss the Company's legal and regulatory compliance with the Company's Chief Compliance Officer on at least an annual basis.

•	Review and, to the extent required under applicable SEC and NASDAQ rules, approve all transactions with related parties.

•
Establish procedures for (a) the receipt, retention and treatment of any complaints received by the Company on accounting, financial reporting, internal control, internal control over financial reporting, or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, financial reporting, internal controls, internal control over financial reporting and auditing matters.

•	Reassess the adequacy of this Charter at least annually.

ORGANIZATION

•
The committee shall consist of a minimum of three outside directors of the Company. All members must be (i) financially literate, (ii) able to read and understand financial statements and (iii) able to satisfy applicable NASDAQ and SEC requirements with respect thereto. In addition, at least one member of the committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member’s financial sophistication, (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.)

•
All members of the committee must be free from any relationship with the Company which would interfere with their independent judgement. Other than in his or her capacity as a member of the Board or any committee thereof, no Audit Committee member shall accept directly or indirectly any fee or other compensation from the Company or any subsidiary and no audit committee member may be an affiliated person of the Company. No Audit Committee member or any of his family members shall have been employed by the Company, its independent public auditing firm or any of their affiliates or, received any payments from the Company (except as set forth above), its independent public accounting firm or any of their affiliates over the last three years. All Audit Committee members must comply with the independence requirements of the NASDAQ and the SEC.

•
Required Meetings. The committee shall meet at least four times a year and more frequently as circumstances require. The timing of meetings shall be determined by the committee. However, at least once per year, the committee shall have private meetings with each of the Company's independent public auditing firm, management and the internal auditor.

•
One member of the committee shall be appointed as chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the board. The chairman will also maintain regular liaison with the Company's Chief Executive Officer, Chief Financial Officer, the lead partner of its independent public auditing firm, the internal auditor and the general counsel.

•
The committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The committee is empowered to engage independent counsel and such other advisers as it determines necessary or appropriate to carry out its duties. The Company shall pay all expenses of such advisers and any other expenses that are necessary or appropriate for carrying out the committee’s duties.

REVOCABLE PROXY

FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
ANNUAL MEETING OF STOCKHOLDERS
February 22, 2006

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the main office of First Federal Bank, located at 300 North Pennsylvania Avenue, Roswell, New Mexico, at 10:00 a.m., local time, February 22, 2006. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	WITHHOLD	FOR ALL EXCEPT
(except as marked to the contrary below)
1.  The election as directors of all nominees listed below, each to serve for a three-year term

Edward K. David
Aubrey L. Dunn, Jr.
Kay R. McMillan
Michael P. Mataya

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN
2. The ratification of Eide Bailly LLP as the Company’s independent registered public accountingfirm for the fiscal year ending September 30, 2006.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated January 27, 2006, and audited financial statements.

Dated:	☐ Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.